UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 11, 2018

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03                                                 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2018, Iteris, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Restated Certificate of Incorporation to (i) eliminate cumulative voting in the election of directors and (ii) adopt a majority voting standard for uncontested director elections, replacing plurality voting in uncontested elections.

On October 12, 2018, the Company filed a Restated Certificate of Incorporation with the Delaware Secretary of State to reflect the foregoing amendments, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The total number of shares of the Company’s common stock represented in person or by proxy at the Annual Meeting was 31,311,352 or 94.19% of the issued and outstanding shares as of the record date for the Annual Meeting.  At the Annual Meeting, the Company’s stockholders (i) elected the seven persons set forth below under “Proposal One: Election of Directors” to the Company’s Board of Directors; (ii) approved the amendment and restatement of the Iteris, Inc. 2016 Omnibus Incentive Plan (“2016 Plan”), which includes an increase in the number of shares authorized under such 2016 Plan by 2,400,000 shares; (iii) approved an amendment to the Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors; (iv) approved an amendment to the Restated Certificate of Incorporation to include a majority voting standard for uncontested director elections; and (v) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.  The detailed voting results on matters submitted to a vote of the stockholders at the Annual Meeting were as follows:

Proposal One:  Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
J. Joseph (“Joe”) Bergera	20,322,169	151,459	39,524	10,798,200
Kevin C. Daly, Ph.D.	18,366,801	2,121,027	25,324	10,798,200
Scott E. Deeter	18,735,970	1,734,779	42,403	10,798,200
Gerard M. Mooney	20,167,161	303,588	42,403	10,798,200
Laura L. Siegal	19,587,267	886,288	39,597	10,798,200
Thomas L. Thomas	18,718,292	1,753,245	41,615	10,798,200
Mikel H. Williams	19,081,502	1,392,347	39,303	10,798,200

Proposal Two:  Approval of the Amendment and Restatement of the Iteris, Inc. 2016 Omnibus Incentive Plan

For	Against	Abstain	Broker Non-Votes
17,724,594	1,596,261	1,192,297	10,798,200

Proposal Three:  Approval of the Amendment to Restated Certificate of Incorporation to Eliminate Cumulative Voting in the Election of Directors

For	Against	Abstain	Broker Non-Votes
18,940,208	1,546,709	26,235	10,798,200

Proposal Four:  Approval of the Amendment to Restated Certificate of Incorporation to Adopt Majority Voting Standard for Uncontested Director Elections

For	Against	Abstain	Broker Non-Votes
20,318,646	78,745	115,761	10,798,200

Proposal Five:  Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019

For	Against	Abstain	Broker Non-Votes
31,236,323	29,389	45,640	0

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Restated Certificate of Incorporation of Iteris, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2018

ITERIS, INC.,
a Delaware corporation

By:	/S/ ANDREW C. SCHMIDT
Andrew C. Schmidt
Chief Financial Officer